UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 31, 2024

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Forge Way, Suite 205

Rockaway, NJ 07866

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 1

Item 1.01. Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placements

On June 3, 2024, electroCore, Inc. (“Company”) entered into a securities purchase agreement (the “Registered Direct Purchase Agreement”) with an institutional accredited investor (the “Purchaser”) for the sale (the “Registered Direct Offering”) by the Company of pre-funded warrants (the “RD Pre-funded Warrants”) to purchase up to 225,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “RD Pre-funded Warrant Shares”). In a concurrent private placement, the Company is issuing and selling to the Purchaser unregistered warrants to purchase up to 112,500 shares of Common Stock (the “PIPE Warrants” and shares of Common Stock underlying the PIPE Warrants, the “PIPE Warrant Shares”). Each RD Pre-funded Warrant in the Registered Direct Offering is being sold together with one-half of one PIPE Warrant at a combined effective offering price of $6.4925 per share. The PIPE Warrants will be immediately exercisable after the date of issuance at a price of $6.43 per share and will expire five years after issuance.

In a separate private placement, on July 31, 2024, the Company entered into securities purchase agreements with certain institutional and accredited investors and directors of the Company (the “Private Agreements”), which collectively provide for the sale by the Company of (i) 438,191 shares of Common Stock (the “Private Shares”), (ii) pre-funded warrants (the “Private Pre-funded Warrants”) to purchase up to 770,119 shares of Common Stock and (iii) warrants (the “Private Warrants” and together with the PIPE Warrants, the “Warrants”) to purchase up to 604,150 shares of Common Stock (the “Private Warrant Shares”). The Private Shares, Private Pre-funded Warrants, Private Warrants and Private Warrant Shares are collectively referred to as the “Private Securities.” Each share of Common Stock (or Private Pre-funded Warrant) in this private placement is being sold together with one-half of one Private Warrant at a combined effective offering price of $6.4925 per share. The Private Warrants will have the same terms as the PIPE Warrants sold to the Purchaser.

The Private Shares were sold at a purchase price of $6.43 per share. The RD Pre-funded Warrants and Private Pre-funded Warrants were sold at a purchase price of $6.43 minus $0.001 per Pre-Funded Warrant, and are exercisable immediately at an exercise price of $0.001 per share. The PIPE Warrants and Private Warrants are only exercisable for whole shares of Common Stock.

The aggregate gross proceeds to the Company from the issuance and sale of the securities described above is expected to be approximately $9.3 million, before deducting offering expenses payable by the Company. The Company currently intends to use the net proceeds from these sales for sales and marketing, working capital and general corporate purposes.

The RD Pre-Funded Warrants are being offered and sold pursuant to a prospectus supplement which will be filed with the Securities Exchange Commission (the “SEC”) in connection with a “takedown” from the Company’s effective shelf registration statement on Form S-3 (File No. 333-262223) declared effective the SEC on January 25, 2022.

The offerings described above (the “Offerings”) are expected to close on or about June 5, 2023, subject to customary closing conditions. The Company has agreed to file a resale registration statement with the SEC to cover the PIPE Warrants, PIPE Warrant Shares, Private Securities and any shares of Common Stock issuable upon exercise of the foregoing, and to cause such registration statement to become effective by the 90th calendar day following the date of the closing of the Offerings.

None of the PIPE Warrants, PIPE Warrant Shares or Private Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”). The issuance of the PIPE Warrants, PIPE Warrant Shares, Private Securities and any shares of Common Stock issuable upon any exercise of the foregoing, were issued or will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, for transactions not involving a public offering.

The Registered Direct Purchase Agreement and the Private Agreements contain customary representations, warranties and agreements by the Company and customary conditions to closing. Pursuant to the purchase agreements, the Company also agreed to indemnify the purchasers against certain liabilities, including liabilities under the Securities Act and liabilities arising from breaches of representations and warranties contained in the purchase agreements.

The foregoing descriptions of the terms and conditions of the Registered Direct Purchase Agreement, the Private Agreements and the forms of the RD Pre-funded Warrant, Private Pre-funded Warrant and the form of warrant for the PIPE Warrants and the Private Warrants, are qualified in their entirety by reference to the full text of such documents, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 4.1, 4.3 and 4.2, respectively, and incorporated herein by reference in their entirety. An opinion of Dentons US LLP regarding the validity RD Pre-funded Warrant Shares being issued and sold in the Registered Direct Offering by the Company is filed as Exhibit 5.1.

The representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including the completion of the Offerings, the satisfaction of customary closing conditions related to the Offerings, the intended use of net proceeds therefrom, the potential exercise of warrants, as well as those risks discussed in the Company’s prospectus supplement, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and in other documents that the Company files from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02. Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the private placement of the Offerings is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure

On June 3, 2024, the Company issued a press release regarding the transaction described under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1. The disclosure in this Item 7.01 (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

4.1	Form of Pre-Funded Warrant (Registered Direct)

4.2	Form of Common Warrant

4.3	Form of Pre-Funded Warrant (Private)

5.1	Opinion of Dentons US LLP

10.1	Form of Securities Purchase Agreement, dated as of June 3, 2024 (Registered Direct)

10.2	Form of Securities Purchase Agreement, dated as of May 31, 2024 (Private)

23.1	Consent of Dentons US LLP (included in Exhibit 5.1)

99.1	Press Release dated June 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

June 3, 2024	/s/ Brian Posner
Brian Posner
Chief Financial Officer